UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2011

LEXARIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4

Registrant's telephone number, including area code: (604) 602-1675

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On January 4, 2011, Lexaria Corp (the “Company”) accepted and received gross proceeds of CDN$14,586, US$14,586 for the conversion of 132,600 warrants into 66,300common shares of the Company.

Proceeds of the conversion are intended to be used for general working capital. David DeMartini, the Company’s Director, converted 100,000 warrants into 50,000 shares.

The Company issued the units to two (2) US persons pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act 1933, as amended. Each of the subscribers represented that they were an “accredited investor” as such term is defined in Regulation D.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing closing of the private placement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release announcing warrant conversion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2011

Lexaria Corp.
(Signature)	By: “/s/ Chris Bunka”
Chris Bunka
President & CEO